UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2026

DYNAMIC AEROSPACE SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	86-2265420
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3753 PLAZA DR, ANN ARBOR, MI	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: 718-705-8770

BROOQLY INC.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 30, 2026, the Dynamic Aerospace Systems Corporation (formerly BrooQLy Inc.), a Nevada corporation (the “Company”), filed with the Secretary of State of Nevada Certificates of Designation of Rights and Preferences for the creation of two new series of preferred stock designated as the Series A.1 Preferred Stock (the “Series A.1 Preferred Stock”) and the Series D.1 Preferred Stock (the “Series D.1 Preferred Stock”).

Series A.1 Preferred Stock

The Series A.1 Preferred Stock Certificate of Designation of Rights and Preferences (the “Series A Designation”) provides as follows:

-	Number of shares: The Company designated 25,000,000 shares of Series A.1 Preferred Stock.
-	The Stated Value of the Series A.1 Preferred Stock is $0.015 per share.
-	Dividends shall be payable only when, as, and if declared by the Board of Directors of the Company, equally and on a per share basis.
-	Voting Rights

o

The Series A.1 Preferred Stock shall have 10:1 voting rights, meaning that each share of Series A.1 Preferred Stock shall have 10 votes for each share of Series A.1 Preferred Stock held by the holder of those shares (each, a “Holder”) of Series A.1 Preferred Stock. The Holders of the Series A.1 Preferred Stock will vote as a class with the holders of the Series A Preferred Stock.

o

As long as any shares of Series A.1 Preferred Stock are outstanding, the Company shall not, without the affirmative vote or written consent of the Holders of a majority of the then-outstanding shares of the Series A.1 Preferred Stock, either directly or indirectly alter or change the powers, preferences, or rights given to the Series A.1 Preferred Stock or amend this Certificate of Designation.

-	Liquidation

o

In the event of any liquidation, dissolution, or winding-up of the Company, whether voluntary or involuntary (a "Liquidation"), the holders of the Series A.1 Preferred Stock shall participate equally (pari passu) with the holders of the Series A Preferred Stock, and together, shall receive, prior and in preference to the holders of any Common Stock or any other class or series of capital stock of the Company ranking junior to the Series A Preferred Stock or the Series A.1 Preferred Stock as to liquidation rights, an amount equal to the Stated Value of each share of Series A.1 Preferred Stock, plus any declared but unpaid dividends (the “Liquidation Preference”).

o

After payment of the Liquidation Preference to the holders of the Series A Preferred Stock and Series A.1 Preferred Stock, the remaining assets of the Company shall be distributed to the holders of the Common Stock.

o	This Liquidation Preference shall apply regardless of whether the Company has surplus or net profits and in the fullest extent permitted by the laws of Nevada.

-	Conversion: The Series A.1 Preferred Stock shall be convertible into shares of the Company's Common Stock only as follows:

o	Each share of Series A.1 Preferred Stock shall be convertible into three (3) shares of the Company’s Common Stock, at the discretion of the holder.
o

The Series A.1 Preferred Stock may also be exchanged for Common Stock for purposes of meeting a Tax-Free Exchange at the same rate of one (1) share of Series A.1 Preferred Stock for three (3) shares of Common Stock.

o

The date on which any conversion of shares of Series A.1 Preferred Stock into shares of Common Stock shall be deemed to be the “Conversion Date” for such shares of Series A.1 Preferred Stock converted into Common Stock.

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-	Redemption

o

At any time prior to the Conversion Date, the Company shall have the right to redeem any or all of the shares of the Series A.1 Preferred Stock not converted by the Holder into shares of Common Stock, upon notice, at a redemption price per share equal to the closing bid price of the Company’s common stock on the trading day immediately prior to the date on which the Company gives notice to the investor of the Company’s intention to redeem shares of the Series A.1 Preferred Stock.

-	Miscellaneous

o

Any of the rights, powers, preferences, and other terms of the Series A.1 Preferred Stock set forth herein may be waived on behalf of all holders of Series A.1 Preferred Stock by the affirmative vote or written consent of Holders of a majority of the then-outstanding Series A.1 Preferred Stock.

o	Shares of Series A.1 Preferred Stock converted into Common Stock, canceled, or redeemed, shall be canceled and shall have the status of authorized but unissued shares of undesignated preferred stock.
o	The Series A.1 Preferred Stock is not subject to any reverse stock split.

The foregoing summary of the Series A.1 Designation does not purport to be complete, and is qualified in its entirety by reference to the full text of the Series A.1 Designation attached as an exhibit hereto.

Series D.1 Preferred Stock

The Series D.1 Preferred Stock Certificate of Designation of Rights and Preferences (the “Series D Designation”) provides as follows:

-	Number of shares: The Company designated Twenty-Five Million (25,000,000) shares of Series D.1 Preferred Stock.
-	The Par Value of the Series D.1 Preferred Stock is $0.0001 per share.
-	Dividends shall be payable only when, as, and if declared by the Board of Directors of the Company, equally and on a per share basis.
-	Voting Rights

o

The Series D.1 Preferred Stock shall have 1:1 voting rights, meaning that each share of Series D.1 Preferred Stock shall have one (1) vote for each share of Series D.1 Preferred Stock held by the holder of those shares (each, a “Holder”) of Series D.1 Preferred Stock. The Holders of the Series D.1 Preferred Stock will vote as a class with the holders of the Series D Preferred Stock.

o

As long as any shares of Series D.1 Preferred Stock are outstanding, the Company shall not, without the affirmative vote or written consent of the Holders of a majority of the then-outstanding shares of the Series D.1 Preferred Stock, either directly or indirectly alter or change the powers, preferences, or rights given to the Series D.1 Preferred Stock or amend this Certificate of Designation.

-	Liquidation

o	The Series D.1 Preferred Stock has no liquidation preference.

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-	Conversion: The Series D.1 Preferred Stock shall be convertible into shares of the Company's Common Stock only as follows:

o

No shares of Series D.1 Preferred Stock shall be convertible until the date (the “Initial Conversion Date”) which is six (6) months following the date of issuance of the shares of Series D.1 Preferred Stock by the Company.

o

Following the Initial Conversion Date, each share of Series D.1 Preferred Stock shall be convertible into one (1) share of the Company’s Common Stock, at the discretion of the holder on the following schedule:

■

The Holders may convert the shares of Series D.1 Preferred held by such Holder into shares of the Company’s Common Stock in six equal tranches, each tranche being 1/6 of the total shares of Series D.1 Preferred Stock held by such Holder, beginning on the Initial Conversion Date, and then on first date of each subsequent month.

o

Subject to the restrictions set forth above, the Series D.1 Preferred Stock may also be exchanged for Common Stock for purposes of meeting a Tax-Free Exchange at the same rate of one (1) share of Series D.1 Preferred Stock for one (1) share of Common Stock.

o

The date on which any conversion of shares of Series D.1 Preferred Stock into shares of Common Stock shall be deemed to be the “Conversion Date” for such shares of Series D.1 Preferred Stock converted into Common Stock.

o

No fractional shares of Common Stock shall be issued in connection with any conversion of shares of Series D.1 Preferred Stock. Any fractional shares of Common Stock resulting from a conversion shall be rounded up to the nearest whole share.

o

Mechanics of Conversion. In connection with any conversion of shares of Series D.1 Preferred Stock pursuant to the terms set forth in this Certificate of Designation, the Holder shall give notice (a “Conversion Notice”) to the Company of the number of shares of Series D.1 Preferred Stock to be converted, and following review of the Conversion Notice, the Company instruct the Company’s transfer agent to issue the shares of Common Stock to the Holder.

-	Redemption

o

At any time prior to the Conversion Date, the Company shall have the right to redeem any or all of the shares of the Series D.1 Preferred Stock not converted by the Holder into shares of Common Stock, upon notice, at a redemption price per share equal to the closing bid price of the Company’s common stock on the trading day immediately prior to the date on which the Company gives notice to the investor of the Company’s intention to redeem shares of the Series D.1 Preferred Stock.

-	Miscellaneous

o

Any of the rights, powers, preferences, and other terms of the Series D.1 Preferred Stock set forth herein may be waived on behalf of all holders of Series D.1 Preferred Stock by the affirmative vote or written consent of Holders of a majority of the then-outstanding Series D.1 Preferred Stock.

o	Shares of Series D.1 Preferred Stock converted into Common Stock, canceled, or redeemed, shall be canceled and shall have the status of authorized but unissued shares of undesignated preferred stock.
o	The Series D.1 Preferred Stock is not subject to any reverse stock split.

The foregoing summary of the Series D.1 Designation does not purport to be complete, and is qualified in its entirety by reference to the full text of the Series D.1 Designation attached as an exhibit hereto.

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Item 8.01 Other Information.

On December 18, 2025, the Company filed Amended and Restated Articles of Incorporation to change the name to “Dynamic Aerospace Systems” as approved by the Company’s shareholders at the Annual Shareholder Meeting held on December 11, 2025, and as described in the Company’s Definitive Proxy Statement filed with the SEC on October 28, 2025.  However, because the Nevada Secretary of State’s office changed the name to “Dynamic Aerospace Systems, Inc.,” and informed the Company that Nevada corporate law requires the inclusion of a qualifying term such as “Inc.,” “Corp.,” or “Corporation,” on January 5, 2026, the Company filed a Certificate of Correction to change the name of the Company to “Dynamic Aerospace Systems Corporation.”

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

3.1	Series A.1 Certificate of Designation
3.2	Series D.1 Certificate of Designation
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIC AEROSPACE SYSTEMS CORPORATION

/s/ Kent Wilson
By:	Kent Wilson
Title:	CEO / Chairman of Board
Date:	February 2, 2026

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